                                                                   EXHIBIT 10.95


               IRREVOCABLE PROXY AND TERMINATION RIGHTS AGREEMENT


                  IRREVOCABLE PROXY AND TERMINATION RIGHTS AGREEMENT dated as of August 3, 1997, by and among Henry Schein, Inc., a Delaware corporation ("Parent"), and the persons listed on Schedule A hereto (collectively, the "Shareholders" and each a "Shareholder"), each a shareholder of Sullivan Dental Products, Inc., a Wisconsin corporation (the "Company"), as revised.

                  Contemporaneously with the execution of this Agreement, the Company, Parent and HSI Acquisition Corp., a Wisconsin corporation and wholly-owned subsidiary of Parent ("Sub"), are entering into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which it is contemplated that Sub will be merged with and into the Company (the "Merger") and the holders of the Company's common stock, par value $.01 per share (the "Company Common Stock"), will be entitled to receive shares of Parent's common stock, par value $.01 per share ("Parent Common Stock"), for such shares of Company Common Stock.

                  Parent, as a condition to its willingness to enter into the Merger Agreement, has required the Shareholders to pay Parent certain amounts in respect of the sale of their shares of Company Common Stock following termination of the Merger Agreement in certain circumstances and to grant Parent an irrevocable proxy with respect to all of the shares of Company Common Stock owned by the Shareholders, together with any additional shares of Company Common Stock hereafter acquired by the Shareholders (pursuant to Section 8, by exercise of options or otherwise (such specified number of shares, and any additional shares when and if acquired, being referred to as the "Shares") on the terms and conditions hereinafter set forth.

                  The parties hereto agree as follows:

                  1.       Termination Rights.

                           (a) If  (i) the Merger Agreement is terminated by
Parent pursuant to Sections 9.1(d)(i), 9.1(d)(ii), 9.1(d)(iii), 9.1(d)(iv), 9.1(d)(v) or 9.1(f) of the Merger Agreement, or by the Company pursuant to
Section 9.1(e)(iii) of the Merger Agreement, or by the Company pursuant to
Section 9.1(b) of the Merger Agreement, and (ii) any Shareholder shall have sold, exchanged or otherwise disposed of any of his, her or its Shares pursuant to an Acquisition Transaction (such term as defined in the Merger Agreement), then, such Shareholder shall pay, or cause to be paid, in same day funds (to the extent of cash received and otherwise payable in kind) to Parent upon demand an amount equal to (x) such Shareholder's Profit per Share multiplied by (y) the aggregate number of Shares sold, exchanged or otherwise disposed of by such

Shareholder. As used herein, "Profit per Share" in connection with a sale, exchange or other disposition of Shares by a Shareholder shall mean, on a per Share basis, thirty-five percent (35%) of the amount by which (A) the sum of (1) if such sale, exchange or other disposition is for or made in cash, the cash received by the Shareholder in respect of each Share, (2) if such sale, exchange or other disposition is for or made in marketable securities, the fair market value at the time such securities are received by the Shareholder of the securities received in respect of each Share, (3) if such sale, exchange or other disposition is for or made in property other than cash or marketable securities, the fair market value at the time such property is received by the Shareholder of the property received in respect of each Share (or any combination of the consideration referred to in clauses (1), (2) and (3)), and
(4) without duplication, any dividends or interest received by the Shareholder in respect of each Share, exceeds (B) the fair market value of 0.735 shares of Parent Common Stock on the date of termination of the Merger Agreement. As used herein, the term "fair market value" shall mean, in the case of marketable securities, the average of the closing sales prices of such securities, for the five immediately preceding trading days, on the principal securities exchange on which such security is listed, if such security is listed on any such exchange, or on the NASDAQ National Market, if such security is listed thereon, or the closing bid quotation with respect to the security on NASDAQ or any similar system then in general use, if such quotations are available, and, in the case of other property, the fair market value thereof as agreed to by the parties, or, if they are unable to agree, as determined by a third party appraiser selected by the parties.

                           (b) Notwithstanding anything in this Agreement to
the contrary, if (x) any Shares listed on Schedule A as being beneficially owned by Robert J. Sullivan ("Sullivan") or the Timothy J. Sullivan Irrevocable Trust dated December 22, 1989 (the "Trust") are acquired (the "Acquired Shares") by any other person pursuant to any lien, option or other right listed thereon, and
(y) Sullivan and/or the Trust, as applicable, sells or disposes of any Shares pursuant to an Acquisition Transaction, Sullivan and/or the Trust, as the case may be, shall be deemed to have sold or disposed of the Acquired Shares in the Acquisition Transaction and shall be responsible for paying the Profit per Share with respect thereto in accordance with Section 1(a).

                  2. Irrevocable Proxy. Each Shareholder hereby irrevocably constitutes and appoints Parent or any designee of Parent the lawful agent, attorney and proxy of such Shareholder during the term of this Agreement, to vote all of his, her or its Shares at any meeting or in connection with any written consent of the Company's shareholders (a) in favor of the Merger, (b) in favor of the Merger Agreement, as such may be modified or amended from time to time, (c) against any Acquisition Transaction (other than the Merger) or other merger, sale, or other business combination between the Company and any other person or entity or any other action which would make it impractical for Parent to effect a merger or other business combination of the Company with Parent or Sub, and (d) against any other action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement or which would result in any of the Company's obligations under the Merger Agreement not being fulfilled. This proxy shall not authorize Parent to vote the Shares on any matters other than those specified above which may be presented to the Company's shareholders at any meeting or in connection with any written

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consent of the Company's shareholders. This power of attorney is irrevocable, is granted in consideration of Parent entering into the Merger Agreement and is coupled with an interest sufficient in law to support an irrevocable power. This appointment shall revoke all prior attorneys and proxies appointed by any Shareholder at any time with respect to the Shares and the matters set forth in clauses (a) through (d) above and no subsequent attorneys or proxies will be appointed by such Shareholder, or be effective, with respect thereto.

                  3. Representations and Warranties of the Shareholders. Each Shareholder represents and warrants to Parent as follows:

                           (a)      Ownership of Shares.  Except as set forth on
Schedule A hereto, that Shareholder is the sole beneficial owner of the number of Shares set forth as being owned by that Shareholder on Schedule A hereto. The Shares set forth opposite that Shareholder's name on Schedule A constitute all the Shares owned beneficially or of record by that Shareholder. The Shares owned by that Shareholder are validly issued, fully paid and nonassessable and such Shares set forth opposite that Shareholder's name on Schedule A are held by that Shareholder, or by a nominee or custodian for the benefit of that Shareholder, free and clear of all liens, claims, security interests, agreements and other encumbrances, except for encumbrances arising under this Agreement or as set forth on Schedule A.

                           (b)      Power; Binding Agreement.  That Shareholder
has the legal capacity to enter into and perform all of that Shareholder's obligations under this Agreement. The execution, delivery and performance of this Agreement by that Shareholder will not violate any other agreement to which that Shareholder is a party, including, without limitation, any voting agreement, shareholders agreement or voting trust or, if applicable, that shareholder's trust agreement. This Agreement has been duly and validly executed and delivered by that Shareholder and constitutes a valid and binding obligation of that Shareholder, enforceable against that Shareholder in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and subject to general principles of equity. If that Shareholder is married and that Shareholder's Shares constitute community property, this Agreement has been duly authorized, executed and delivered by, and constitutes a valid and binding obligation of, that Shareholder's spouse, enforceable against that spouse in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and subject to general principles of equity. (Robert J. Sullivan (and no other Shareholder) make the representations and warranties set forth in this Section 3(b) with respect to each Shareholder.)

                           (c)      Consents and Approvals; No Violation.
Neither the execution and delivery of this Agreement by that Shareholder nor the consummation of the transactions contemplated by this Agreement will: (i) require any consent, approval, authorization or permit of, or filing with or notification to, any person or entity or any governmental or regulatory authority, except in connection with the HSR Act or pursuant to the Securities Exchange Act of 1934; (ii) conflict with, result in a breach of, or result in a default (or give rise to a right of

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termination, cancellation or acceleration) under any of the terms, conditions or provisions of any note, license, agreement or other instrument or obligation to which that Shareholder is a party or by which that Shareholder or any of that Shareholder's assets may be bound; or (iii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to that Shareholder or by which any of that Shareholder's assets are bound.

                           (d)      Brokers.  No broker, finder or other
investment banker is entitled to any broker's, finder's or other similar fee or commission in connection with this Agreement or the transactions contemplated by this Agreement based upon agreements made by or on behalf of that Shareholder.

                  4. Representations and Warranties of Parent. Parent represents and warrants to each Shareholder that:

                           (a)      Power; Binding Agreement.  Parent has the
corporate power and authority to enter into and perform all its obligations under this Agreement. The execution, delivery and performance of this Agreement by Parent will not violate any other agreement to which Parent is a party. This Agreement has been duly and validly authorized, executed and delivered by Parent and constitutes a valid and binding obligation of Parent, enforceable against Parent in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and subject to general principles of equity.

                           (b)      Consents and Approvals; No Violation.
Neither the execution and delivery of this Agreement by Parent nor the consummation by Parent of the transactions contemplated by this Agreement will:
(i) require any consent, approval, authorization or permit of, or filing with or notification to, any person or entity or any governmental or regulatory authority, except in connection with the HSR Act or pursuant to the Securities Exchange Act of 1934; (ii) conflict with, result in a breach of, or result in a default (or give rise to a right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of any note, license, agreement or other instrument or obligation to which Parent is a party or by which Parent or any of its assets may be bound; or (iii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Parent or by which any of its assets are bound.

                           (c)      Brokers.  No broker, finder or other
investment banker is entitled to any broker's, finder's or other similar fee or commission in connection with this Agreement or the transactions contemplated by this Agreement based upon agreements made by or on behalf of Parent.

                  5. Additional Covenants of the Shareholders. Each Shareholder hereby covenants and agrees that:

                           (a)      that Shareholder will not enter into any
transaction, take any action, or by inaction permit any event to occur that would (i) result in any of the representations

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or warranties of such Shareholder herein contained not being true and correct at and as of the time immediately after the occurrence of such transaction, action or event; or (ii) have the effect of preventing or disabling that Shareholder from performing that Shareholder's obligations under this Agreement;

                           (b)      until the termination of the proxies granted
under Section 2 hereof, that Shareholder will not grant any proxies or powers of attorney with respect to any Shares, deposit any Shares into a voting trust or enter into a voting agreement with respect to such Shares;

                           (c)      until the termination of the proxies granted
under Section 2 hereof, that Shareholder will at all times use his, her or its best efforts in his, her or its capacity as a shareholder of the Company to prevent the Company from taking any action in violation of the Merger Agreement;

                           (d)      from and after the date hereof until the
termination of this Agreement, other than under the circumstances contemplated by Section 1 hereof, the Shares will not be sold, transferred, pledged, hypothecated, transferred by gift, or otherwise disposed of in any manner whatsoever without notifying Parent in advance and obtaining and delivering to Parent any evidence that Parent may reasonably request to evidence the transferee's agreement to be bound by this Agreement; provided, however, that in the event of that Shareholder's death during the term of this Agreement, the Shares may be transferred in accordance with the Shareholder's last will and testament, or if none, in accordance with the applicable laws of intestate succession, in either of which cases, the Shares shall remain subject in all respects to the terms of this Agreement; and

                           (e)      the Shareholder will execute and deliver any
additional documents reasonably necessary or desirable, in the opinion of Parent's or the Company's counsel, to evidence the irrevocable proxy granted in
Section 2 with respect to the Shares or otherwise implement and effect the provisions of this Agreement.

                  6. No Solicitation. No Shareholder shall, in that Shareholder's capacity as such, directly or indirectly, (a) solicit, initiate, facilitate or encourage (including by way of furnishing or disclosing non-public information) any inquiries or the making of any proposal with respect to any Acquisition Transaction, (b) negotiate, explore or otherwise engage in discussion with any person (other than Parent and its representatives) with respect to any Acquisition Transaction, (c) agree to or endorse an Acquisition Transaction with any person (other than Parent or Sub) or enter into any agreement, arrangement or understanding with respect to any such Acquisition Transaction or which would require the Company to abandon, terminate or fail to consummate the Merger or any other transaction contemplated by the Merger Agreement, or (d) authorize or permit any person or entity acting on behalf of that Shareholder to do any of the foregoing. If any Shareholder receives any inquiry or proposal regarding any Acquisition Transaction, that Shareholder shall promptly inform Parent of that inquiry or proposal.

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                  7.       Legending of Certificates; Nominee Shares. Each
Shareholder agrees to submit to Parent contemporaneously with or promptly following execution of this Agreement (or promptly following receipt of any additional certificates representing any additional Shares) all certificates representing the Shares so that Parent may note thereon a legend referring to the rights to certain payments and proxy granted to it by this Agreement. If any of the Shares beneficially owned by a Shareholder are held of record by a brokerage firm in "street name" or in the name of any other nominee (a "Nominee," and, as to such Shares, "Nominee Shares"), the Shareholder agrees that, upon written notice by Parent requesting it, such Shareholder will within five days of the giving of such notice execute and deliver to Parent a limited power of attorney in such form as shall be reasonably satisfactory to Parent enabling Parent to require the Nominee to grant to Parent the rights to certain payments and an irrevocable proxy to the same effect as Sections 1 and 2 hereof with respect to the Nominee Shares held by such Nominee and to submit to Parent the certificates representing such Nominee Shares for notation of the above-referenced legend thereon.

                  8. Adjustments to Prevent Dilution, Etc. In the event of a stock dividend or distribution, or any change in Company Common Stock by reason of any stock dividend, split-up, recapitalization, combination, exchange of shares or the like, the term "Shares" shall be deemed to refer to and include the Shares as well as all such stock dividends and distributions and any shares into which or for which any or all of the Shares may be changed or exchanged.

                  9. Shareholder Capacity. No person executing this Agreement who is or becomes during the term of this Agreement a director of the Company makes any agreement hereunder in his or her capacity as a director. Each Shareholder is executing and delivering this Agreement solely in that Shareholder's capacity as the record and beneficial owner of that Shareholder's Shares. Notwithstanding anything to the contrary in this Agreement, no action or inaction by a Shareholder in his capacity as a director, officer, or employee of the Company shall be deemed to contravene Section 6, as long as the action or inaction does not contravene Section 7.2 of the Merger Agreement.


                  10. Termination. This Agreement shall terminate on the earlier of (i) the Effective Time of the Merger and (ii) 12 months following the date of termination of the Merger Agreement; provided, however, that the appointment of Parent or any designee of Parent as agent, attorney and proxy pursuant to Section 2 hereof, and any proxy or other instrument executed pursuant thereto, shall in any event automatically terminate upon the termination of the Merger Agreement.

                  11.      Miscellaneous.

                           (a)      No Waiver.  The failure of any party to
exercise any right, power or remedy under this Agreement or otherwise available in respect of this Agreement at law or in equity, or to insist upon compliance by any other party with that party's obligations under this Agreement, shall not constitute a waiver of any right to exercise any such or other right, power or remedy or to demand such compliance.

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                           (b)      Notices.  All notices and other
communications hereunder shall be in writing and shall be delivered personally or by next-day courier or telecopied with confirmation of receipt, to the parties at the addresses specified below (or at such other address for a party as shall be specified by like notice; provided that notices of a change of address shall be effective only upon receipt thereof). Any such notice shall be effective upon receipt, if personally delivered or telecopied, or one day after delivery to a courier for next-day delivery.


         (i)      If to Parent, to:

                           Henry Schein, Inc.
                           135 Duryea Road
                           Melville, New York  11747
                           Attn:  Mark E. Mlotek, Esq.


                  with a copy to:

                           Proskauer Rose LLP
                           1585 Broadway
                           New York, New York 10036
                           Attention:  Robert A. Cantone, Esq.


         (ii) if to a Shareholder, to the address set forth opposite such Shareholder's name on Schedule A with a copy to:

                           Wolfe, Wolfe & Ryd
                           20 North Wacker Drive, Suite 3550
                           Chicago, IL  60606
                           Attn:  Kerry B. Wolfe, Esq.


                           (c)      Descriptive Headings; Interpretation.  The
headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. References in this Agreement to Sections and Schedules mean a Section or Schedule of this Agreement unless otherwise indicated. The terms "beneficially own" and "beneficial owner" with respect to any securities shall have the same meaning as in,

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and shall be determined in accordance with, Rule 13d-3 under the Securities
Exchange Act of 1934.

                           (d)      Entire Agreement; Assignment.  This
Agreement (including the schedule and other documents and instruments referred to herein), together with the Merger Agreement, constitute the entire agreement and supersede all other prior agreements and understandings, both written and oral, among the parties or any of them, with respect to the subject matter hereof. Except as otherwise expressly provided herein, this Agreement is not intended to confer upon any person not a party hereto any rights or remedies hereunder. Except as otherwise expressly provided herein, this Agreement shall not be assigned by operation of law or otherwise; provided that Parent or Sub may assign its rights and obligations hereunder to a direct or indirect subsidiary of Parent, but no such assignment shall relieve Parent or Sub, as the case may be, of its obligations hereunder.

                           (e)      Liability After Transfer.  Each Shareholder
agrees that, notwithstanding any transfer of that Shareholder's Shares in accordance with Section 5(d), that Shareholder shall remain liable for his or her performance of all obligations under this Agreement.

                           (f)      Injunctive Relief; Remedies Cumulative.

                                    (i)     Parent, on the one hand, and the
Shareholders, on the other hand, acknowledge that the other party will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of such party that are contained in this Agreement. It is accordingly agreed that, in addition to any other remedies that may be available to the non-breaching party upon the breach by any other party of such covenants and agreements, the non-breaching party shall have the right to obtain injunctive relief to restrain any breach or threatened breach of such covenants or agreements or otherwise to obtain specific performance of any of such covenants or agreements.

                                    (ii)    No remedy conferred upon or reserved
to any party herein is intended to be exclusive of any other remedy and every remedy shall be cumulative and in addition to every other remedy herein or now or hereafter existing at law, in equity or by statute.

                           (g)      Governing Law.  This Agreement shall be
governed by and construed in accordance with the laws of the State of New York without giving effect to the provisions thereof relating to conflicts of laws.

                           (h)      Effect of Partial Invalidity.  Whenever
possible, each provision of this Agreement shall be construed in such a manner as to be effective and valid under applicable law. If any provision of this Agreement or the application thereof to any party or circumstance shall be prohibited by or invalid under applicable law, such provisions shall be ineffective to the extent of such prohibition without invalidating the remainder of such provision or any other provisions of this Agreement or the application of such provision to the other party or other circumstances.

                           (i)      Counterparts.  This Agreement may be
executed in two or more counterparts, each of which shall be deemed to be an original but all of which shall constitute one and the same agreement.

                  IN WITNESS WHEREOF, this Agreement has been executed by the parties as of the date first above written.


THE SHAREHOLDERS:

                                        THE TIMOTHY SULLIVAN IRREVOCABLE
                                        TRUST DATED DECEMBER 22, 1989

                                        By: /S/ TIMOTHY J. SULLIVAN
                                            ------------------------------------
                                            Timothy J. Sullivan, as Co-Trustee


                                        By: /S/ KAY M. SULLIVAN
                                            ------------------------------------
                                            Kay M. Sullivan, as Co-Trustee


                                        THE KATHERINE BLACK IRREVOCABLE
                                        TRUST DATED DECEMBER 22, 1989


                                        By: /S/ KATHERINE BLACK
                                            ------------------------------------
                                            Katherine Black, as Co-Trustee


                                        By: /S/ HOWARD O. WOLFE
                                            ------------------------------------
                                            Howard O. Wolfe, as Co-Trustee

                                        THE MARY SCHWANKE IRREVOCABLE
                                        TRUST DATED DECEMBER 22, 1989


                                        By: /S/ MARY SCHWANKE
                                            ------------------------------------
                                            Mary Schwanke, as Co-Trustee


                                        By: /S/ HOWARD O. WOLFE
                                            ------------------------------------
                                            Howard O. Wolfe, as Co-Trustee


                                        THE DONALD SCHWANKE IRREVOCABLE
                                        TRUST DATED DECEMBER 22, 1989

                                        By: /S/ MARY SCHWANKE
                                            ------------------------------------
                                            Mary Schwanke, as Co-Trustee


                                        By: /S/ HOWARD O. WOLFE
                                            ------------------------------------
                                            Howard O. Wolfe, as Co-Trustee


                                        THE ROBERT SULLIVAN, JR. IRREVOCABLE
                                        TRUST DATED DECEMBER 22, 1989


                                        By: /S/ ROBERT SULLIVAN, JR.
                                            ------------------------------------
                                            Robert Sullivan, Jr., as Co-Trustee


                                        By: /S/ HOWARD O. WOLFE
                                            ------------------------------------
                                            Howard O. Wolfe, as Co-Trustee

                                        THE JANINE SULLIVAN IRREVOCABLE
                                        TRUST DATED DECEMBER 22, 1989


                                        By: /S/ ROBERT SULLIVAN, JR.
                                            ------------------------------------
                                            Robert Sullivan, Jr., as Co-Trustee


                                        By: /S/ HOWARD O. WOLFE
                                            ------------------------------------
                                            Howard O. Wolfe, as Co-Trustee


                                        THE ELIZABETH SULLIVAN IRREVOCABLE
                                        TRUST DATED DECEMBER 22, 1989


                                        By: /S/ ELIZABETH CIMLER
                                            ------------------------------------
                                            Elizabeth Cimler, as Co-Trustee


                                        By: /S/ HOWARD O. WOLFE
                                            ------------------------------------
                                            Howard O. Wolfe, as Co-Trustee


                                        /S/ ROBERT J. SULLIVAN, SR.
                                        ------------------------------------
                                        Robert J. Sullivan, Sr.


                                        /S/ TIMOTHY J. SULLIVAN
                                        ------------------------------------
                                        Timothy J. Sullivan


                                        /S/ KATHERINE BLACK
                                        ------------------------------------
                                        Katherine Black


                                        /S/ MARY SCHWANKE
                                        ------------------------------------
                                        Mary Schwanke

                                        /S/ ROBERT SULLIVAN, JR.
                                        ------------------------------------
                                        Robert Sullivan, Jr.


                                        /S/ ELIZABETH CIMLER
                                        ------------------------------------
                                        Elizabeth Cimler


                                        /S/ ROBERT E. DOERING
                                        ------------------------------------
                                        Robert E. Doering


                                        /S/ WAYNE G. HOLT
                                        ------------------------------------
                                        Wayne G. Holt


                                        /S/ KEVIN J. ACKERET
                                        ------------------------------------
                                        Kevin J. Ackeret


                                        HENRY SCHEIN, INC.


                                        By: /S/ MARK E. MLOTEK
                                            ------------------------------------
                                            Name:  Mark E. Mlotek
                                            Title:  Vice President